Discontinued operations (Tables)	12 Months Ended
Dec. 31, 2024
Disclosure of discontinued operations [abstract]
Net income from discontinued operations
(USD millions)	2023[1]	2022

Net sales to third parties from discontinued operations	7 128	9 160

Sales to continuing segments	300	212

Net sales from discontinued operations	7 428	9 372

Other revenues	19	28

Cost of goods sold	-4 044	-4 937

Gross profit from discontinued operations	3 403	4 463

Selling, general and administration	-1 728	-2 060

Research and development	-671	-824

Other income	56	109

Other expense	-795	-437

Operating income from discontinued operations	265	1 251

Income from associated companies	2	2

Interest expense	-33	-37

Other financial income and expense	-20	-22

Income before taxes from discontinued operations	214	1 194

Income taxes [2]	208	-288

Net income from discontinued operations before gain on distribution of Sandoz Group AG to Novartis AG shareholders	422	906

Gain on distribution of Sandoz Group AG to Novartis AG shareholders [3]	5 860

Net income from discontinued operations	6 282	906

[1] The net income from discontinued operations for 2023 is for the period from January 1, 2023, to the October 3, 2023, Distribution date.
[2] The tax rate in 2023 was impacted by non-recurring items such as tax benefits arising from intercompany transactions to effect the spin-off of the Sandoz business, net decreases in uncertain tax positions of the Sandoz business and the favorable settlement of a tax matter related to the Alcon business, which was spun-off in 2019. Excluding these impacts, the tax rate would have been 31.2% in 2023, compared with 24.1% % in 2022. The tax rate in 2023 is higher than 2022 primarily due to a change in profit mix between years.

[3] See Note 2 for further details on the non-taxable, non-cash gain on distribution of Sandoz Group AG to Novartis AG shareholders.

Net assets derecognized
(USD millions)	Oct 3, 2023

Property, plant and equipment	1 447

Right-of-use assets	133

Goodwill	7 424

Intangible assets other than goodwill	1 481

Deferred tax assets	624

Financial assets, investments in associated companies and other non-current assets	142

Inventories	2 565

Trade receivables and other current assets	2 935

Cash and cash equivalents	686

Deferred tax liabilities	-270

Current and non-current lease liabilities	-139

Current and non-current financial debts	-3 691

Trade payables, provisions, current income tax liabilities and other liabilities	-4 690

Net assets derecognized	8 647

Items included in net income from discontinued operations
(USD millions)	2023[1]	2022

Interest income	2	2

Depreciation of property, plant and equipment	-144	-196

Depreciation of right-of-use assets	-32	-33

Amortization of intangible assets	-171	-222

Impairment charges on property, plant and equipment	-5	-3

Impairment charges on right-of-use assets	-8

Impairment charges on intangible assets	-44	-25

Impairment reversals of property, plant and equipment	1	3

Additions to restructuring provisions	-27	-40

Equity-based compensation expense related to Novartis equity-based participation plans	-60	-66

[1] 2023 amounts are for the period from January 1, 2023, to the October 3, 2023, Distribution date.

Additions to property, plant and equipment, right-of-use assets and goodwill and intangible assets for discontinued operations
(USD millions)	2023[1]

Additions to property, plant and equipment	245

Additions to right-of-use assets	66

Additions to goodwill and intangible assets	221

[1] The additions for 2023 are for the period from January 1, 2023, to the October 3, 2023, Distribution date.

Net cash flows used in investing activities from discontinued operations
(USD millions)	2023	2022

Payments out of provision for transaction cost attributable to the spin-off of the Sandoz business	-52

Derecognized cash and cash equivalents attributable to the spin-off of the Sandoz business	-686

Other cash flows used in investing activities, net	-385	-436

Net cash flows used in investing activities from discontinued operations	-1 123	-436